DOCUMENT OF THE SCIENCE AND TECHNOLOGY BUREAU OF SHENZHEN CITY

ST no. [2001] 102	Issuer: Cao Jia Geng

Re: Notice of approving Shenzhen City Patented Services Centre and other units to take up part of the technological achievement appraisal services

To: All related Departments, Science Departments of all districts and related units,

Based on the reformation spirit of the Ministry of Science and Technology of the People's Republic of China in respect of the technological achievement management, both the Ministry of Science and Technology and the Guangdong City Science and Technology Department agree to let private enterprise to take up part of the technological achievement appraisal business as a trial run from January 2001.

The Shenzhen City Patented Services Center and Expert Network (Shenzhen) Company Limited have passed the examination and basically conform to the spirit of the Ministry of Science and Technology of the People's Republic of China in respect of the management of enterprise providing technological achievement appraisal services and the management of technological achievement appraisal services.

Upon examination, it is hereby agrees to let the Shenzhen City Patented Services Center and Expert Network (Shenzhen) Company Limited to become the private enterprises to take up party of the Shenzhen city's technological achievement appraisal services as a trial run. (Formal document and certificate will be processed after national documents have been approved).

3-8-2001
Sealed by Science and Technology
Bureau of Shenzhen City

Re: Notice of taking up of the achievement of science and technology appraisal services

CC. Ministry of Science & Technology of the People's Republic of China,

Department of Science & Technology of Guangdong City,
Guo Rong Jun vice mayor,
all related Department of the province,
all offices and working units of this Bureau
all science & technology departments of all districts
All incorporated companies
The Shenzhen City Patented Services Center
Expert Network (Shenzhen) Company Limited
all related units

Office of the Science and Technology	8-3-2001 issue
Bureau of Shenzhen City